EXHIBIT 21
SUBSIDIARIES OF REGISTRANT
HOME PROPERTIES OF NEW YORK, INC. OWNS INTEREST IN:
                                             STATE OF FORMATION
Home Properties of New York, L.P.                New York
Home Properties Trust                            Maryland
200 East Avenue Associates, LP                   New York
Black Brook Housing Company, L.P.                New York
HP Knolls LP                                     New York
HP Knolls II, LP                                 New York
Lenox Landing LLC                                New York
Oak Square Housing Company, L.P.                 New York
Peppertree Apartment Company                     New York
Riverwood Apartment Company                      New York
Sunset Garden Limited Partnership                New York
Washington Township Associates, LP               New York
HME/Fairways at Village Green                    New York
Home Properties/Fairways at Village Green        New York
Perinton Development Corp.                       New York

HOME PROPERTIES OF NEW YORK, L.P.  OWNS INTEREST IN:
CORPORATIONS:
Home Properties Management, Inc. (Class B. Stock) New York
Conifer Realty Corporation (Class B Stock)        Maryland
Conifer Construction (Home Properties Management, Maryland
Inc.)

PARTNERSHIP
175 North Clinton Associates, L.P.               New York
200 East Avenue Associates, L.P.                 New York
1400 Associates LP                               New York
Alfred Housing Associates                        New York
Ambassador Associates, L.P.                      New York
Apple Meadow Limited Partnership                 New York
Arcade Manor, A Limited Partnership              New York
Arlington Manor LP                               New York
Bellwood Gardens, L.P.                           New York
Belmont Village Court, A Limited Partnership     New York
Black Brook Housing Company                      New York
Blairview Associates                             New York
Bolivar Manor, Limited Partnership               New York
Bridgeview Apartments, A Limited Partnership     New York
Brown Square I Associates LP                     New York
Candlelight Lane Associates, L.P.                New York
Canisteo Manor, L.P.                             New York
Canton Housing Redevelopment Company             New York
Carrolltown Heights, A Limited Partnership       New York
Carthage Court Housing Company, L.P.             New York
Carthage Housing Company, L.P.                   New York
Cattaraugus Manor, L.P.                          New York
Claire Court Associates, L.P.                    New York
College Greene Rental Associates, L.P.           New York
Concord Associates                               New York
Conifer Baldwinsville Associates                 New York
Conifer Bridgeport Associates                    New York
Conifer Central Square Associates, L.P.          New York
Conifer Cortland Associates                      New York
Conifer Dexter Associates                        New York
Conifer Dundee Associates LP                     New York
Conifer Elmira Associates                        New York
Conifer Fort Hill Associates, L.P.               New York
Conifer Gateway Associates                       New York
Conifer Genesee Associates                       New York
Conifer Greenway Associates, L.P.                New York
Conifer Hasting Associates                       New York
Conifer Irondequoit Associates                   New York
Conifer Keuka Associates                         New York
Conifer Lafargeville Associates                  New York
Conifer Meadowview Associates                    New York
Conifer Mendon Associates                        New York
Conifer Ontario Associates                       New York
Conifer Oswego Associates                        New York
Conifer Palmyra Associates                       New York
Conifer Penn Yan Associates LP                   New York
Conifer Pinehurst Associates                     New York
Conifer Riverton Associates                      New York
Conifer Stratford Associates                     New York
Conifer Syracuse Associates                      New York
Conifer Utica Associates, L.P.                   New York
Conifer Waterville Associates                    New York
Conifer Wayne Associates                         New York
Conifer Wedgewood Associates                     New York
Conneaut, Ltd.                                   New York
Connellsville Heritage Apartments, A Limited     Pennsylvania
       Partnership
Corinth Housing Redevelopment Co., L.P.          New York
Creekside Apartments, a limited partnership      Pennsylvania
East Court V Associates                          New York
Ellis Hollow Associates, L.P.                    New York
Essex Evansdown Associates                       New York
Evergreen Hills Associates, L.P.                 New York
Evergreen Hills II Associates LP                 New York
Evergreen Hills 3 Associates LP                  New York
Family Housing Council LTD                       New York
Freedom  Apartments,   Limited Partnership       New York
Geneva Garden Associates, L.P.                   New York
Geneva, Ltd.                                     New York
Glen Apartments, A Limited Partnership           New York
Gouverneur Senior Housing Associates, LP         New York
Greater Rochester Housing                        New York
Greenwich Housing Redevelopment Co.              New York
Greenwood Apartments, A Limited Partnership      Pennsylvania
Groton Housing Redevelopment Co.                 New York
Hancock Housing Redevelopment Co.                New York
Harrison City Associates, A Limited Partnership  Pennsylvania
Hillside Terrace Associates, L.P.                New York
HME/Fairways at Village Green Partnership        New York
HP-BC Limited Partnership                        New York
HP Hudson Terrace Associates L.P.                New York
HP Knolls I Associates, L.P.                     New York
HP Knolls II Associates, L.P.                    New York
Home Properties Blackhawk, L.P.                  New York
Home Properties/Fairways at Village Green        New York
Home Properties Canterbury No. 1 Limited
  Partnership                                    Maryland
Home Properties Canterbury No. 2 Limited
   Partnership                                   Maryland
Home Properties Canterbury No. 3 Limtied
   Partnership                                   Maryland
Home Properties Chestnut Crossing Limited
   Partnership                                   Maryland
Home Properties Village Square Limited
   Partnership                                   Maryland
Home Properties Doub Meadow Limited Partnership Maryland Home Properties Gateway Village Limited
   Partnership                                   Maryland
Home Properties of Newark Limited Partnership    Maryland
Home Properties Owings Run Limited Partnership   Maryland
Home Properties Owings Run 2 Limited Partnership Maryland Home Properties Shakespeare Park Limited
    Partnership                                  Maryland
Home Properties/Olde Mill                        New York
H T Development Associates LP                    New York
Huntington Associates LP                         New York
Independence Apartments, A Limited Partnership   Pennsylvania
Lafarge Housing Associates                       New York
Lake City, Limited Partnership                   Pennsylvania
Lake Street Apartments, L.P.                     Pennsylvania
Lenox Landing Associates, L.P.                   New York
Liberty Apartments, Ltd.                         Pennsylvania
Lima Manor Associates                            New York
Linda Lane Associates                            New York
Linderman Creek Associates LP                    New York
Little Creek Apartments, a limited partnership   Pennsylvania
Little Valley Estates, L.P.                      Pennsylvania
M.V. Commercial Associates (general partnership) New York
Macartovin Associates, a limited partnership     New York
Malone Housing Redevelopment Co.                 New York
Malvina Street Apartments, a limited partnership Pennsylvania
Maple Leaf Apartments, L.P.                      Pennsylvania
Mendon II Associates                             New York
Mercer Manor, A Limited Partnership              Pennsylvania
Monica Place Associates                          New York
Moses Dewitt Associates LP                       New York
Mt. Vernon Associates LP                         New York
Nichols Housing Associates LP                    New York
Northwood Associates                             New York
Norwich Housing Redevelopment Co.                New York
Oak Square Housing Company,L.P.                  New York
Old Friends Limited Partnership                  Maryland
Oneonta Housing Co., l.P.                        New York
Ontario II Associates                            New York
Oswayo Apartments, A Limited Partnership         New York
P-K Partnership                                  Pennsylvania
Parkview Apartments, A Limited Partnership       Pennsylvania
Peppertree Apartments Company, L.P.              New York
Peppertree Park Company, L.P.                    New York
Plattsburgh Housing Company, L.P.                New York
Port Byron Housing Redevelopment Company, L.P.   New York
Portville Manor, A Limited Partnership           Pennsylvania
Portville Square Apartments, A Limited
   Partnership                                   Pennsylvania
Ravena Housing Co.                               New York
Rivercourt Apartments                            Pennsylvania
Riverwood Apartments Company II, L.P.            New York
Riverwood Apartments Company, L.P.               New York
R J P Associates, L.P.                           New York
Rose Square Apartments, L.P.                     Pennsylvania
Salina Square Assoicates, L.P.                   New York
Sandy Creek Associates                           New York
Schroon Lake Housing Redevelopment Co.           New York
Scottdale Plaza Apartments, A Limited
   Partnership                                   Pennsylvania
Seneca Woods Apartments, A Limited Partnership   New York
Sheffield Country Manor, A Limited Partnership   Pennsylvania
Sherburne Housing Redevelopment Company, L.P.    New York
Sidney Housing Company, LP                       New York
Sidney Park Housing Company, LP                  New York
Silver Maples Associates                         Pennsylvania
South 15th Apartments, L.P.                      New York
St. Bernard's Associates, L.P.                   New York
St. Bernards II Associates LP                    New York
St Joes Heritage Associates LP                   New York
St. Michael's Associates, L.P.                   New York
St. Paul Genesee Associates                      New York
Summit Manor, A Limited Partnership              Pennsylvania
Taylor Terrace Apartments, A Limited Partnership Pennsylvania
Tionesta Manor, A Limited Partnership            New York
Tower View, Limited Partnership                  Pennsylvania
Townview Apartments, A Limited Partnership       Pennsylvania
Towpath II Associates LP                         New York
Tremont Station, Limited Partnership             Pennsylvania
Trinity Hudson Associates, L.P.                  New York
Valley Park South Partnership                    New York
Village Square Associates                        New York
Washington Park Associates                       New York
Washington Township Associates, L.P.             New York
Webster Manor Associates                         New York
Wilmington Housing Redevelopment Co.             New York
Windsor Place Associates, L.P.                   New York
Woodside Apartments, A Limited Partnership       Pennsylvania
Yorkshire Corners, A Limited Partnership         Pennsylvania

LIMITED LIABILITY COMPANIES:
Carriage Hill Venture, LLC                       Michigan
Carriage Park Associates, LLC                    Michigan
Century Investors, LLC                           New York
Cherry Hill Village Venture, LLC                 Michigan
The Colony of Home Properties, LLC               New York
Conifer Marwood Development LLC                  Maryland
Curren Terrace,LLC                               New York
Deerfiel Woods Home Properties LLC               Michigan
Dunedin I, LLC                                   New York
Dunedin II, LLC                                  New York
Home Properties Bayberry Place, LLC              New York
Home Properties Bonnie Ridge LLC                 Maryland
Home Properties Broadlawn, LLC                   New York
Home Properties Canterbury No. 4, LLC            Maryland
Home Properties Carriage Hill, LLC               Virginia
Home Properties Carriage House LLC               Maryland
Home Properties Castle Club, LLC                 New York
Home Properties Colonies, LLC                    New York
Home Properties Country Club Estates, LLC        Maryland
Home Properties Country Village LLC              Maryland
Home Properties Cypress Place LLC                New York
Home Properties of Devon, LLC                    New York
Home Properties Elmwood Terrace, LLC             Maryland
Home Properties Falcon Crest Townhouses, LLC     Maryland
Home Properties Golf Club, LLC                   New York
Home Properties Hampton Court, LLC               New York
Home Properties Laurel Pines LLC                 Maryland
Home Properties Mansion House, LLC               New York
Home Properties Maple Lane I, LLC                New York
Home Properties Maple Lane II, LLC               New York
Home Properties Maryland, LLC                    Maryland
Home Properties Michigan Management, LLC         Michigan
Home Properties Morningside Heights LLC          Maryland
Home Properties Morningside North, LLC           Maryland
Home Properties Morningside Six, LLC             Maryland
Home Properties Parkview Gardens, LLC            New York
Home Properties Pavilion, LLC                    Maryland
Home Properties Pines of Perinton, LLC           New York
Home Properties Racquet Club East, LLC           New York
Home Properties Riverdale Apartments, LLC        Virginia
Home Properties Rolling Park, LLC                Maryland
Home Properties Seminary Hills, LLC              Virginia
Home Properties Seminary Towers, LLC             Virginia
Home Properties Selford Townhouses, LLC          Maryland
Home Properties Sherwood Gardens, LLC            New York
Home Properties South Bay LLC                    New York
Home Properties Springwells, LLC                 Michigan
Home Properties Strawberry Hill LLC              Maryland
Home Properties Sugartown Mews, LLC              New York
Home Properties Tamarron, LLC                    Maryland
Home Properties Timbercroft I, LLC               Maryland
Home Properties Timbercroft III, LLC             Maryland
Home Properties Trexler Park, LLC                New York
Home Properties William Henry, LLC               New York
Home Properties William Henry II, LLC            New York
Home Properties William Henry III, LLC           New York
Home Properties WMF I, LLC                       New York
Leland Gardens LLC                               New York
Macomb Apartments Home Properties LLC            Michigan
Patchogue Senior Apartments, LLC                 New York
Royal Gardens Associates LLC                     New York
Woodgate Place Associates LLC                    New York